SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

ARV Assisted Living, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ARV ASSISTED LIVING, INC.

April 22, 2002

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of ARV Assisted Living, Inc. (the “Company”) to be held on Tuesday, June 11, 2002 at 9:00 a.m. Pacific Standard Time, at the Airport Hilton, 18800 MacArthur Blvd., Irvine, California 92715.

     At the Annual Meeting you will be asked to approve the re-election of David P. Collins and John A. Moore to the Board of Directors of the Company as detailed in the enclosed Proxy Statement. You will also be asked to approve the Company’s 2002 Stock Option and Incentive Plan. I urge you to read the proxy statement carefully.

     I hope that you will be able to attend the meeting in person. However, whether or not you plan to attend the meeting, please mark, sign, date and return the enclosed proxy card promptly. A prepaid envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy, if given.

     I look forward to seeing you at the Annual Meeting.

Sincerely,

Douglas M. Pasquale Chairman and Chief Executive Officer

ARV ASSISTED LIVING, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 11, 2002

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of ARV Assisted Living, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 11, 2002 at 9:00 a.m. Pacific Standard Time, at the Airport Hilton, 18800 MacArthur Blvd., Irvine, California 92715, to consider and act upon:

1.	The re-election of two directors to the Company’s Board of Directors to serve for the term of three years or until a successor has been duly elected and qualified or until the director resigns, becomes disqualified, disabled or is otherwise removed;

2.	Approval of the 2002 Stock Option and Incentive Plan; and

3.	Transacting other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

     Holders of record of Common Stock of the Company as of the close of business on April 22, 2002, are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding Common Stock constitutes the only class of securities of the Company entitled to vote at the Annual Meeting. Each share of Common Stock entitles its holder to one vote. At the close of business on April 22, 2002, there were 17,459,689 shares of Common Stock issued and outstanding.

     We urge you to review carefully the enclosed materials. Your vote is important. We encourage all stockholders to attend the meeting in person or by proxy. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please mark, sign, date and return each proxy card so that all of your shares will be represented at the Annual Meeting.

By Order of the Board of Directors,

Douglas Armstrong Secretary of ARV Assisted Living, Inc.

April 22, 2002

IT IS IMPORTANT THAT ALL PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED, INCLUDING BY VOTING AT THE MEETING.

INFORMATION CONCERNING SOLICITATION AND VOTING
ELECTION OF DIRECTORS
PROPOSAL TO APPROVE THE 2002 STOCK OPTION AND INCENTIVE PLAN
AUDIT COMMITTEE REPORT
AUDIT COMMITTEE CHARTER
DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING
OTHER MATTERS
Exhibit A

ARV ASSISTED LIVING, INC.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
June 11, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

     GENERAL. This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ARV Assisted Living, Inc. (the “Company”) of proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Airport Hilton, 18800 MacArthur Boulevard, Irvine, California 92715, at 9:00 a.m., Pacific Standard Time, on Tuesday, June 11, 2002 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The principal executive offices of the Company are located at 245 Fischer Avenue, D-1, Costa Mesa, California 92626. The Company expects to mail this Proxy Statement and the accompanying form of proxy to stockholders on or about April 22, 2002.

     RECORD DATE AND OUTSTANDING SHARES. Holders of record of the Company’s common stock (the “Common Stock”) at the close of business on April 22, 2002 are entitled to notice of and to vote at the Annual Meeting. On April 22, 2002 there were 17,459,689 shares of Common Stock outstanding.

     REVOCABILITY OF PROXIES. Stockholders who submit proxies for use at the Annual Meeting may revoke them at any time prior to the time they are voted. You may revoke a proxy either by (i) filing with the Secretary of the Company prior to the Annual Meeting, at the Company’s principal executive offices, either a written revocation or a duly executed proxy card bearing a later date, or (ii) by attending the Annual Meeting and voting in person, regardless of whether you have previously given a proxy. Your presence at the Annual Meeting will not revoke your proxy unless you vote in person.

     QUORUM AND VOTING. Under Delaware law, a quorum must exist in order for action to be taken on a matter submitted to stockholders. A majority of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum at a meeting of the Company’s stockholders.

     Shares represented at the Annual Meeting by properly executed proxy cards in the accompanying form and not revoked will be voted at the Annual Meeting. The Board of Directors knows of no matters other than those listed in the attached Notice of Annual Meeting of Stockholders that are likely to be brought before the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting or any adjournment of the Annual Meeting, the persons named in the enclosed proxy will vote all proxies given to them according to their best judgment on such matters.

     SOLICITATION OF PROXIES. Certain of the Company’s directors, officers and regular employees will solicit proxies, without receiving any additional compensation. We will solicit proxies by personal interview, mail and telephone and the Company will bear the costs of the solicitation. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to such beneficial owners.

     The date of this Proxy Statement is April 22, 2002.

ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

General

     The Company’s authorized number of directors is currently five, consisting of two Class A positions, two Class B positions and a Class C position. Five directors (two Class A, two Class B and one Class C) are currently serving on the Board of Directors. Each class is elected to a three-year term and the election of directors is staggered, so that only one class of directors is elected at each annual meeting of stockholders. The Class B directors’ term expires at the Annual Meeting.

     Stockholders of record as of April 22, 2002 will be entitled to notice of and to vote on the election of the Class B directors for a three-year term at the Annual Meeting. The Board of Directors has named their nominees, David P. Collins and John A. Moore for re-election as Class B directors. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

     The directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of the directors will not affect the election of the candidate receiving a plurality of votes. If the nominee for Director should be unable or decline to serve, the authority provided in the proxy to vote for the election of a director will be exercised to vote for a substitute. As of the date of this Proxy Statement, the Board of Directors has no knowledge that the nominee will be unable or will decline to serve. Neither the nominee nor the other incumbent directors has a family relationship with any incumbent director or any executive officer of the Company. The Company’s Certificate of Incorporation and Bylaws contain provisions eliminating or limiting the personal liability of directors for violations of a director’s fiduciary duty to the extent permitted by Delaware law.

Nominees for Election to Serve Until the 2005 Annual Meeting of Stockholders (Class B Nominees)

     The Company’s nominees for election to the Board of Directors are as follows:

     DAVID P. COLLINS. Mr. Collins has served as a Director of the Company continuously since 1985. Mr. Collins currently is Chairman of Sensara Partners, Malaga, Spain. He served the Company in several capacities between 1981 and 1999, last serving as President of ARV Assisted Living International, Inc., our wholly owned subsidiary, from 1998 to January 1999. From 1985 until January 1998, Mr. Collins served as the Senior Executive Vice President of the Company, responsible for investor relations and capital formation for the Company and affiliated entities.

     JOHN A. MOORE. Mr. Moore has served as a Director of the Company continuously since 1999. Mr. Moore is a Managing Principal of Lazard Freres Real Estate Investors L.L.C. and its Chief Financial Officer. He joined Lazard in 1998 from World Financial Properties, where he was Executive Vice President and Chief Financial Officer from 1996. Previously, he worked with Olympia and York as Senior Vice President, Finance. Mr. Moore joined Olympia and York in 1988. He is also a member of the partnership committee of Intown Holding Company, LLC.

     The Board of Directors has concluded that the re-election of David P. Collins and John A. Moore as Class B directors is in the best interest of the Company and recommends that you vote in favor of their election.

Incumbent Directors

			Year First Became
			a Director of
Name	Age	Position	the Company	Class

Douglas M. Pasquale	47	Chairman and Chief Executive Officer	1998	A
David P. Collins	63	Director	1985	B
John A. Moore	40	Director	1999	B
Maurice J. DeWald	62	Director	1995	C
Robert C. Larson	67	Director	2002	A

     DOUGLAS M. PASQUALE. Mr. Pasquale was appointed Chief Executive Officer of the Company on March 29, 1999 and elected Chairman of the Board on December 22, 1999. He joined us as President and Chief Operating Officer on June 1, 1998. Prior to joining the Company, Mr. Pasquale was employed for 12 years by Richfield Hospitality Services, Inc., and Regal Hotels International-North America, a leading hotel ownership and hotel management company based in Englewood, CO. He served as its President and Chief Executive Officer from 1996 to 1998 and as Chief Financial Officer from 1994 to 1996.

     MAURICE J. DeWALD. Mr. DeWald has served as a Director of the Company continuously since 1995. Mr. DeWald is Chairman and Chief Executive Officer of Verity Financial Group, Inc., a private investment firm he founded in 1992. From 1962 through 1991 Mr. DeWald was with KPMG LLP, formerly KPMG Peat Marwick LLP, where he served at various times as a Director and as the Managing Partner of the Chicago, Orange County and Los Angeles offices. Mr. DeWald was also a founder of the firm’s High Technology Industry Group and was elected to the Peat Marwick Board of Directors in 1985. Mr. DeWald is a director of Dai-Ichi Kangyo Bank of California, Advanced Materials Group, Inc. and Tenet Healthcare Corporation. Mr. DeWald received his B.B.A. degree from the University of Notre Dame. Mr. DeWald also sits on the Advisory Board of the Orange County Community Foundation and the Advisory Council of the University of Notre Dame.

     ROBERT C. LARSON Mr. Larson is chairman and managing principal of Lazard Freres Real Estate Investors L.L.C. and a managing director of Lazard Freres & Co. LLC. Mr. Larson is a director of several real estate operating companies in which funds managed by LFREI have invested including Brandywine Realty Trust, and he is non-executive chairman of United Dominion Realty Trust Inc. Mr. Larson is also a director of Six Continents PLC and chairman of Larson Realty Group, a privately owned, Detroit-based company engaged in real estate investment, development, management, leasing and consulting. Prior to joining LFREI, Mr. Larson served in various capacities over a 26-year career with The Taubman Co., including chairman of Taubman Realty Group (1990-1998), vice chairman of Taubman Centers Inc. (1990 to 2000), CEO (1988 to 1990), and president and COO (1978 to 1988). He retired from active management responsibilities at Taubman in December 1998 and as vice chairman and director in May 2000. From 1956 until 1974, he held various management positions at Inland Steel Co. Mr. Larson is chairman of the ULI Foundation; a trustee of the Urban Land Institute; a member of the Executive Committee and immediate past chairman emeritus of the Advisory Board of the Wharton Real Estate Center at the University of Pennsylvania; and a member of the Visiting Committee of the University of Michigan Business School. He received a Bachelor of Arts degree in government and international relations from Carleton College. Mr. Larson was appointed to the Board of Directors when Mr. Jeffrey Koblentz resigned in January 2002.

Information on Committees of the Board and Meetings

     The Board met four times and took eight actions by unanimous written consent during the year ended December 31, 2001. During the year ended December 31, 2001, no director attended fewer than 75 percent of the aggregate of: 1) the total number of meeting of the Board of Directors (held during the period in which he was a director); and 2) the total number of meetings held by all committees of the Board on which he served (during the period in which he served). The Board established a Compensation Committee and an Audit Committee in October 1995. In addition, our Board has occasionally created committees of one or more directors to analyze or take action on items of interest to the Board.

     The Compensation Committee establishes salaries, incentives and other forms of compensation for directors and executive officers, administers the Stock Option and Incentive Plans (the “1995 Stock Option Plan” and the “1999 Stock Option Plan”) and recommends policies relating to benefit plans. During the year ended December 31, 2001, the Compensation Committee consisted of Maurice J. DeWald, Chairman, David P. Collins and John A. Moore. The Compensation Committee met once during the year ended December 31, 2001 and three members were in attendance at that meeting. As of April 22, 2002, the Compensation Committee consisted of Maurice J. DeWald, David P. Collins and John A. Moore.

     The Audit Committee reviews our accounting practices, internal accounting controls and financial results and oversees the engagement of our independent auditors. The Audit Committee, during the year ended December 31, 2001, consisted of Maurice J. DeWald, John A. Moore and David P. Collins. The Audit Committee met four times in the year ended December 31, 2001. As of April 22, 2002, the Audit Committee consisted of Maurice J. DeWald, David P. Collins and John A. Moore.

Compensation of Directors

     Under the Company’s 1999 Stock Option and Incentive Plan each non-employee director who is initially elected or appointed to the Board will, upon such election or appointment, automatically be granted an option to purchase 10,000 shares of Common Stock, under the Company’s 1999 Stock Option and Incentive Plan options vest at the rate of 2,500 shares per year measured from the date of grant, at an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition, every fourth year following the date on which a non-employee director is elected or appointed, on the date of the annual meeting of the shareholders of the Company, if the person has continuously served as a non-employee director, he or she will automatically receive an option to purchase 10,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on the date of grant, vesting over four years at the rate of 2,500 shares per year measured from the date of grant. Each non-employee director also participates in a stock-based cash compensation plan that is intended to provide compensation on a deferred basis and link the directors’ interests more directly with those of our stockholders. Under the plan, 2,500 “stock units” (each stock unit is deemed to be equivalent to the value of one outstanding share of Common Stock) are credited on each January 1 to each non-employee director who served as a non-employee director for the entire preceding calendar year. Stock units are payable in cash based on the fair market value of the Common Stock at the time the payment is triggered and are fully vested at the time of crediting. Stock units become payable on the first to occur of:

•	three years after the date such stock units were first credited;

•	a change of control of the Company, as defined by the 1999 Stock Option and Incentive Plan;

•	the director is no longer serving as a member of our Board of Directors (for any reason); or

•	termination of the Plan.

     As of August of 2001, the Compensation Committee, with approval of the Board of Directors, revised the compensation for the Company’s non-employee directors as follows:

•	non-employee directors receive $18,000 as an annual retainer, paid quarterly in advance, and $1,000 for each meeting of the Board or committee of the Board that they attended. In addition, committee chairmen receive an annual fee of $3,000.

•	each non-employee director received a one-time nonqualified stock option grant to purchase 10,000 shares of Common Stock on October 16, 2001. The options will vest over a 3-year period beginning the first day of the quarter immediately following the Company’s attainment of two consecutive quarters of positive cash flow.

•	at the beginning of each year, each non-employer director then in office will receive an annual nonqualified stock option grant to purchase 10,000 shares of Common Stock, at a per share price equal to 100% of the fair market value of a share on the grant date. Each such option will vest over a 3-year period beginning the first day of the quarter immediately following the Company’s attainment of two consecutive quarters of positive cash flow.

     During 2001 our non-employee directors were issued stock options to purchase 80,000 shares of Common Stock on October 16, 2001. Of said 80,000 options, 20,000 were returned to the Company and 20,000 were cancelled upon the resignation of a director.

     We did not grant any stock units to directors in fiscal year 2001. In January 2001 we awarded $2,031 to Maurice DeWald as compensation for his stock units pursuant to our stock-based cash compensation plan.

PROPOSAL TO APPROVE THE 2002 STOCK OPTION AND INCENTIVE PLAN

(Proposal No. 2)

     On April 8, 2002, the Board adopted The 2002 Stock Option and Incentive Plan of ARV Assisted Living, Inc. (the “2002 Plan”), subject to the receipt of shareholder approval of the 2002 Plan at the Annual Meeting.

     The Company currently maintains The 1999 Stock Option and Incentive Plan of ARV Assisted Living, Inc. (which was approved by shareholders in 1999 and is referred to as the “1999 Plan”). Awards are also outstanding under, but the Company may not grant any new awards under, The 1995 Stock Option and Incentive Plan of ARV Assisted Living, Inc. (which was approved by the shareholders in 1995 and is referred to the “1995 Plan”)

     As of April 8, 2002, approximately 2,071,500 shares of Common Stock remained subject to awards then outstanding under the 1999 Plan, approximately 386,300 shares of Common Stock remained subject to awards then outstanding under the 1995 Plan, options for 25,000 shares of Common Stock had been exercised under the 1995 Plan, and approximately an additional 155,135 shares remained available for grant purposes under the 1999 Plan. The Board approved the 2002 Plan based, in substantial part, on the belief that the number of shares remaining available for grant purposes under the 1999 Plan does not give the Company sufficient flexibility to structure future incentives. If the 2002 Plan is approved by shareholders, the 1999 Plan will be terminated with respect to any additional awards. The terms of the 1999 Plan, and the authority of the Committee thereunder, will, however, continue with respect to outstanding awards.

     The principal terms of the 2002 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2002 Plan, a copy of which is included as Exhibit A to this Proxy Statement. Capitalized terms used in the summary are used as defined in the 2002 Plan.

Summary Description of the 2002 Plan

     The purpose of the 2002 Plan is to promote the success of the Company and the interests of its shareholders by attracting, motivating, retaining and rewarding selected eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company.

     Awards. The 2002 Plan authorizes stock options, restricted stock, stock bonuses, stock appreciation rights (“SARs”), and performance shares, as well as certain other stock-based and cash awards described in the 2002 Plan responsive to changing developments in management compensation. The 2002 Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option or SAR will expire, or other award will vest, not more than 10 years after the date of grant.

     Administration; No Repricing. The 2002 Plan will be administered by the Board or by one or more committees appointed by the Board (the appropriate acting body is referred to as the “Administrator”). The Administrator is currently the Company’s Compensation Committee.

     The Administrator determines the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. Subject to the other provisions of the 2002 Plan, the Administrator has the authority (a) to permit the recipient of any award to pay the purchase price of shares of Common Stock or the award in cash or by check, the delivery of previously owned shares of Common Stock, a cashless exercise, or a note satisfying the requirements of the 2002 Plan; (b) to accelerate the receipt or vesting of benefits pursuant to an award; and (c) to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award. Any option or SAR granted under the 2002 Plan may not, however, be repriced to less than the fair market value of the Common Stock on the grant date of the award without prior shareholder approval.

     Eligibility. Persons eligible to receive awards under the 2002 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Members of the Company’s Board of Directors who are not officers or employees of the

Company (“Non-Employee Directors”) are also eligible for certain automatic stock option grants described below under “Automatic Award Grants to Non-Employee Directors.”

     Transfer Restrictions. Awards under the 2002 Plan are generally not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by him or her; any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator may permit certain award transfers that are for estate or tax planning purposes.

     Limits on Awards; Authorized Shares. The 2002 Plan contains the following limits:

•	The maximum number of shares of Common Stock that may be delivered under the Plan is equal to

(a)	4,637,935 shares, plus

(b)	15% of any increase in the total outstanding shares of Common Stock after the 2002 Plan has been approved by the shareholders (other than an increase as a result of the issuance of shares under the 2002 Plan, the 1999 Plan or the 1995 Plan), minus

(c)	the number of shares of Common Stock delivered pursuant to options granted under the 1995 Plan and the 1999 Plan that are outstanding on the Effective Date of the 2002 Plan.

As of April 22, 2002, the total number of issued and outstanding shares of Common Stock was 17,459,689. As indicated above an aggregate of approximately 2,457,800 shares are currently subject to options outstanding under the 1995 Plan and the 1999 Plan

•	The maximum number of shares that may be delivered under the 2002 Plan pursuant to options qualified as “incentive stock options” under Section 422 of the Internal Revenue Code (“ISOs”) is 1,500,000 shares.

•	The maximum number of shares subject to options and SARs, or all awards, that are granted under the 2002 Plan during any calendar year to any one individual is 400,000 shares.

•	In no event will grants of awards under the 2002 Plan during any calendar year to any one individual which are payable only in cash, and not related to shares, provide for payment of more than $1,000,000.

•	In no event will more than 400,000 shares be available under the 2002 Plan for stock bonuses or as time-based restricted stock for nominal or no consideration other than the amount of the par value thereof. This limit will not apply, however, to restricted shares of Common Stock issued principally for past services, in respect of compensation earned but deferred, or as performance-based awards.

     As is customary in incentive plans of this nature, the number and kind of shares available under the 2002 Plan and the then outstanding stock-based awards, as well as exercise or purchase prices, performance targets under certain performance-based awards, and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the shareholders.

     The 2002 Plan will not limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the shares of Common Stock, under any other plan or authority.

     Stock Options; No Discounted Options. An option is the right to purchase shares of Common Stock at a future date at a specified price (the “Option Price”). The Option Price per share will be determined by the Administrator at the time of grant, but in no case will the Option Price per share be less than the fair market value of a share of Common Stock on the date of grant.

     An option may either be an ISO or a nonqualified stock option. ISO benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Treatment of Awards under the 2002 Plan” below. ISOs are also subject to more restrictive terms and are limited in amount by the Code and the 2002 Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

     Stock Appreciation Rights. An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a Common Share on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR, but will not be less than the fair market value of a share on the date of grant. SARs may be granted in connection with other awards or independently.

     Restricted Stock Awards. A restricted stock award is an award typically for a fixed number of shares of Common Stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares. Generally, restricted stock awards that are performance-based will not vest earlier than one year after the applicable award date, or, if the awards vest based on the passage of time or the performance of services and are not performance-based, no more rapidly than in three annual installments commencing one year after the applicable award date.

     Stock Bonuses. The Administrator may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded shall be determined by the Administrator and may be granted independently or in lieu of a cash bonus.

     Performance-Based Awards Under Section 162(m); Business Criteria. The Administrator may grant to eligible employees Performance-Based Awards designed to satisfy the requirements for deductibility under Section 162(m) of the Code (in addition to other awards expressly authorized under the 2002 Plan which may also qualify as performance-based). These awards will be based on the performance of the Company and/or one or more of its subsidiaries, divisions, segments, or units (“Performance-Based Awards”).

     The Administrator will establish the business criteria on which performance goals will be awarded. The business criteria are identified in Section 5.2 of the 2002 Plan. Performance-Based Awards are earned and payable only if performance reaches specific, preestablished performance goals approved by the Administrator in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m).

     Performance-Based Awards may be stock-based (payable in stock only or in cash or stock) or may be cash-only awards (in either case, subject to the limits described above under “Limits on Awards; Authorized Shares"). Before any Performance-Based Award is paid, the Administrator must certify that the performance goals have been satisfied. The Administrator will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve “negative” discretion to reduce payments below maximum Award limits.

     Deferrals. The 2002 Plan authorizes the Administrator to permit deferred payment of awards. The Administrator may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

     Automatic Award Grants to Non-Employee Directors. Generally, when a Non-Employee Director first takes office, he or she receives an automatic grant of a 10-year nonqualified stock option to purchase 10,000 shares of Common Stock as of that date. Immediately following each annual shareholders meeting during the term of the 2002 Plan, each Non-Employee Director then continuing in office will automatically be granted a 10-year nonqualified stock option an additional 10,000 shares of Common Stock. Each automatic Non-Employee Director option is granted at a per share exercise price equal to 100% of the fair market value of a share on the grant date. Each such option will generally become vested on the sixth anniversary of the applicable date of grant, subject to earlier vesting if the Company achieves positive cash flow and positive operating income for two consecutive fiscal quarters following the date of grant.

     If the 2002 Plan is approved by shareholders (a) the automatic Non-Employee Director option grant feature of the 1999 Plan will terminate, and (b) automatic option grants in connection with the Annual Meeting will be made under the 2002 Plan and not under the 1999 Plan. Thereafter, all automatic Non-Employee Director option grants will be under the 2002 Plan.

     Acceleration of Awards; Possible Early Termination of Awards. Unless prior to a Change in Control Event the Administrator determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option and stock appreciation right will become immediately exercisable, restricted stock will vest, and cash and performance-based awards will become payable. A Change in Control Event under the 2002 Plan generally includes (subject to certain exceptions) a 50% or more change in ownership, certain changes in a majority of the Board, certain mergers or consolidations, or a liquidation of the Company or sale of substantially all of the Company’s assets.

     Termination of or Changes to the 2002 Plan. The Board may amend or terminate the 2002 Plan (including, without limitation, the Non-Employee Director automatic option grant provisions) at any time and in any manner. Shareholder approval for any amendment will generally not be required unless shareholder approval for the amendment is required by law. Unless previously terminated by the Board, the 2002 Plan will terminate on April 7, 2012. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.

     Securities Underlying Awards. The market value of a share of Common Stock as of April 8, 2002 was $2.40 per share.

Federal Income Tax Treatment of Awards under the 2002 Plan

     The federal income tax consequences of the 2002 Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with general tax principles applicable to the 2002 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

     With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to ISOs, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the 2002 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, and performance share awards are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

     If an award is accelerated under the 2002 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to awards is not “performance-based” within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non-performance-based compensation in excess of $1,000,000 in certain circumstances.

Specific Benefits

     For information regarding options granted to executive officers of the Company in the year ended December 31, 2001, see the material under the heading “Executive Compensation” below.

     The number, amount and type of awards to be received by or allocated to eligible persons under the 2002 Plan cannot be determined at this time. The Administrator has not yet considered any specific awards under the 2002 Plan. If the 2002 Plan had been in effect in 2001, the Company expects that the grants would not have been substantially different from those described in the tables under the heading “Executive Compensation.”

Vote Required; Recommendation of the Board “FOR” this Proposal

     The Board believes that the 2002 Plan will promote the interests of the Company and its shareholders and continue to enable the Company to attract, retain and reward persons important to the Company’s success and to provide incentives based on the attainment of corporate objectives and increases in shareholder value.

     Approval of the 2002 Plan requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE 2002 PLAN. Proxies solicited by the Board will be so voted unless shareholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 6 of this proxy statement. All members of the Board are eligible for awards under the 2002 Plan.

The Company’s Executive Officers

     The following table sets forth certain information regarding the executive officers of the Company as of April 22, 2002. There are no arrangements or understandings among these individuals relating to their election as officers.

Name	Age	Position with the Company

Douglas M. Pasquale	47	Chief Executive Officer and Chairman of the Board
Abdo H. Khoury	53	President and Chief Financial Officer
Douglas Armstrong	48	Senior Vice President-General Counsel and Secretary
William R. Eason	55	Senior Vice President-Operations Southern California
Christine A. Kasulka	34	Senior Vice President-Operations, Cornerstone Division

     For a description of Mr. Pasquale’s background, see “Incumbent Directors” above. Biographical information for Mr. Khoury, Mr. Armstrong, Mr. Eason and Ms. Kasulka is provided below:

     ABDO H. KHOURY. Mr. Khoury was appointed President of the Company on January 1, 2001, while continuing to serve as Chief Financial Officer, the office to which he was appointed on March 30, 1999. Previously, Mr. Khoury had served as the Secretary of the Company from March 30, 1999 until December 31, 2001 and also as Sr. Vice President, since January 1999, and as President of the Apartment Division since coming to the Company in May 1997. Mr. Khoury’s prior background includes more than 25 years in accounting and real estate. He was a principal with Financial Performance Group in Newport Beach, CA, from 1991 to 1997.

DOUGLAS ARMSTRONG. Mr. Armstrong was promoted to Senior Vice President, Secretary, and General Counsel in January 2002. Mr. Armstrong was retained in January, 1998 as legal counsel. Subsequently, he was promoted to the position of Vice President, Legal Counsel for the company. Mr. Armstrong served as Vice President, Legal Counsel at Fidelity Financial, Inc. in Irvine, CA from 1990-1994 and 1996-1997 as General Counsel for Fedco, Inc. from 1995 to 1996 in Santa Fe Springs, CA.

WILLIAM R. EASON. Mr. Eason has served as Senior Vice President of Operations Southern California since August 2001. He joined the Company in September 2000 as a consultant acting as Vice President, Sales and Marketing. Mr. Eason was Senior Vice President, Marketing and Sales for Sunbridge, Inc. in New Mexico from 1997 to 2000. From 1995 to 1997, Mr. Eason served as Director, Corporate Marketing of Healthcare Retirement Corporation, in Toledo, Ohio. From 1987 to 1995, Mr. Eason was Director of Marketing for the Toledo Hospital in Toledo, Ohio.

CHRISTINE A. KASULKA. Ms. Kasulka was promoted to Senior Vice President of Operations, Cornerstone Division in January 2002. Ms. Kasulka joined the Company in 1995 as an accounting manager and in 1997 was promoted to Regional Director of Operations. From 1993 to 1995, Ms. Kasulka served as the Payroll Manager for API Security Company in Culver City, CA. From 1991 to 1993, Ms. Kasulka served as Director of Human Resources-Training for the Holiday Inn Corporation, in Ft. Lee, New Jersey.

     None of the directors or officers are related to each other by blood or marriage and none of the directors or officers are involved in any legal proceedings as described in Section 401(f) of Regulation S-K.

     Executive Compensation

Summary Compensation Table

     The following table sets forth certain information with respect to compensation earned by the Chief Executive Officer and the three next most highly compensated executive officers whose annual salary and bonus exceeded $100,000 (the “Named Executive Officers”), for the years ended December 31, 2001, 2000 and 1999.

SUMMARY COMPENSATION TABLE

				LONG-TERM
				COMPENSATION
				AWARDS
					ALL
		ANNUAL COMPENSATION		SECURITIES	OTHER
				UNDERLYING	COMPENSATION
NAME AND PRINCIPAL POSITION	YEAR	SALARY(1)	BONUS	OPTIONS	(2)

Douglas M. Pasquale	2001	350,000	210,000	— *	$17,112
Chairman and Chief	2000	350,000	210,000	350,000	15,867
Executive Officer	1999	345,833	210,000	550,000	13,837

Abdo H. Khoury	2001	225,000	110,000	— *	7,961
President and Chief	2000	199,999	171,694	125,000	7,611
Financial Officer	1999	196,250	70,951	250,000	10,854

Robertson K. Chandler	2001	102,302		—	110,027
Senior Vice President Operations	2000	180,000	—	35,000	12,620
(hired February 22, 1999	1999	153,461	44,650	175,000	7,118
and resigned July 13, 2001)

William R. Eason	2001	155,000	10,000	— *	47,745
Senior Vice President Operations	2000			40,000
Southern Calif (hired	1999
September, 2000)

(1)	Amounts shown include cash compensation earned by the executive officers. The amounts do not include the value of certain perquisites that in the aggregate did not exceed the lesser of either $50,000 or 10 percent of the total annual salary and bonus reported for the Named Executive Officer.

(2)	Includes premiums for term life, medical, dental and disability insurance purchased for the benefit of certain of the Named Executive Officers in the following amounts for 2001, 2000 and 1999, respectively: Mr. Pasquale $17,112, $15,867, and $13,837; Mr. Khoury $7,961, $7,611, and $10,854; Mr. Chandler $7,527, $12,620 and $7,118; Mr. Eason $2,913, $0 and $0. These amounts represent insurance premiums we paid over what we pay for other similarly situated employees. In addition, Mr. Chandler received $102,500 in 2001 for severance and Mr. Eason received $44,832 in consulting fees in 2001.

*	Option grants were made in January of 2002.

Option Grants in Last Fiscal Year.

     There were no options granted in the year ended December 31, 2001 to Mr. Pasquale, Mr. Khoury or Mr. Eason. However, option grants were made to each in January of 2002.

Aggregated Option Exercises and Fiscal Year-End Option Values.

     None of the Named Executive Officers exercised options during the year ended December 31, 2001. The following table sets forth certain information regarding options held as of the end of such fiscal year by the Named Executive Officers.

			NUMBER OF SECURITIES		VALUE OF UNEXERCISED
	SHARES		UNDERLYING UNEXERCISED		IN-THE-MONEY OPTIONS
	ACQUIRED		OPTIONS AT FISCAL YEAR-END		AT FISCAL YEAR-END(1)
	ON	VALUE
NAME	EXERCISE	REALIZED	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE

Douglas M. Pasquale	—	—	450,002	449,998	215,918	358,833
Abdo H. Khoury	—	—	191,668	183,332	89,896	143,658
William R. Eason	—	—	—	40,000	—	57,100

(1)	Based on the last sales price of our shares of common stock on April 1, 2002 at $1.99 minus the per share exercise price of the unexercised options, multiplied by the number of shares represented by the unexercised options.

     Employment Agreements.

     We have entered into employment agreements with Mr. Pasquale and Mr. Khoury.

     The Company entered into an employment agreement with Mr. Pasquale effective as of June 1, 1998, which agreement was amended and restated in February 1999, pursuant to which Mr. Pasquale currently serves as the Company’s Chairman and Chief Executive Officer. Mr. Pasquale’s base salary is $350,000, which is subject to annual review and may be increased (but not reduced) at the discretion of the Board based on the Company’s and Mr. Pasquale’s performance. Mr. Pasquale is guaranteed a minimum cash bonus of 37.5% of his base salary. He is eligible for an additional bonus at the discretion of the Board based on the achievement of annual operational and financial targets for the Company agreed upon by Mr. Pasquale and the Board. Mr. Pasquale’s total bonus is expected to range from 37.5%-90% of his base salary and his target bonus is 60% of his base salary. Mr. Pasquale may participate in all employee benefit plans available to the Company’s senior executives or other employees according to the plans’ terms and conditions.

     In connection with the amendment and restatement of the agreement, he was granted an option to purchase 250,000 shares of Common Stock at an exercise price of $3.00 per share. On December 20, 1999, Mr. Pasquale was granted an additional option to purchase 300,000 shares of Common Stock with an exercise price of $1.625 per share. Beginning December 20, 1999, 200,000 of these options vest on a three year schedule and the remaining 100,000 options begin a three year vesting schedule on the first day of the quarter immediately following the Company achieving a positive cash flow, but in no case will vesting begin later than December 20, 2004. On January 3, 2000 Mr. Pasquale was granted an option to purchase 50,000 share of Common Stock at an exercise price of $1.625 with a vesting schedule over three years vesting on the first day of the quarter immediately following the Company achieving a positive cash flow, but in no case will vesting begin later than December 20, 2004. On December 27, 2000 Mr. Pasquale was granted an option to purchase 300,000 shares of Common Stock at an exercise price of $ 0.50 per share. These options have a three year vesting beginning on the first day of the quarter immediately following the company achieving a positive cash flow for two consecutive quarters but no later than December 20, 2005. Mr. Pasquale was not granted any options in the year ended December 31, 2001. Mr. Pasquale’s employment agreement provides that the Company may terminate Mr. Pasquale with cause (as defined in the employment agreement) without notice at any time. The employment agreement also provides that in the event the Company terminates Mr. Pasquale without cause (or Mr. Pasquale terminates the agreement for “good reason”

including a substantial diminution of Mr. Pasquale’s duties or title or relocation outside of Orange County) with fifteen (15) days’ prior written notice by making a payment to him equal to:

•	accrued base salary and vacation pay

•	reimbursement of expenses through termination date

•	accrued bonus for calendar year ending prior to termination date

•	amount equal to Minimum Bonus accrued since preceding July 1

•	a lump-sum amount equal to three times the sum of current annual base salary plus Target Bonus

•	a $75,000 relocation payment

•	automatic vesting of all unvested stock options

     The agreement further provides that if Mr. Pasquale voluntarily terminates his employment without “good reason,” he will receive a lump-sum payment equal to three months’ base salary. The employment agreement provides that during its term and for one year thereafter Mr. Pasquale cannot directly or indirectly engage in or render services to any business or activity which is competitive in any manner with the Company or any of its affiliates in the business of assisted living or long-term health care. This covenant not to compete is not applicable in the event of a termination without cause or a change in control, or in the event Mr. Pasquale voluntarily terminates his employment without “good reason” and first waives in writing his right to all severance pay other than accrued and unpaid salary, vacation, Minimum Bonus, and reimbursable expenses.

     The Company entered into an employment agreement with Mr. Khoury dated February 1, 1999 and amended January 1, 2001, pursuant to which Mr. Khoury currently serves as the Company’s President and Chief Financial Officer. The employment agreement requires Mr. Khoury to devote his full productive time to the Company during the term of the Agreement, except as otherwise permitted by the consent of the Chief Executive Officer and the Board of Directors. Mr. Khoury’s base salary is $225,000, which may be increased effective each January 1st based on his and the Company’s performance results and his annual performance and salary review. Mr. Khoury is also eligible for an annual discretionary bonus in an amount determined by the Board and based on the Company’s earnings and such other criteria as may be determined by the Compensation Committee. The target established by the Company for this bonus is 50% of Mr. Khoury’s base salary. Mr. Khoury was also entitled to receive certain bonuses, up to a limit of $110,000, based upon the sale of certain assets of the Company’s apartment division, which amount has been paid. Mr. Khoury may participate in all employee benefit plans available to the Company’s executive officers according to the plans’ terms and conditions.

     Mr. Khoury’s employment agreement provides that the Company may terminate Mr. Khoury with cause (as defined in the employment agreement) without notice at any time. Mr. Khoury’s employment agreement also provides that the Company may terminate Mr. Khoury without cause with thirty (30) days’ prior written notice by paying him the following amounts:

•	his accrued and unpaid base salary;

•	his accrued and unpaid vacation pay;

•	his accrued and unpaid reimbursable expenses;

•	his bonus, if any, for the calendar year ending before the date of termination (if not yet paid); and

•	one year’s current base salary.

     If the Company requires Mr. Khoury to change the location of his employment to a location outside Orange County, California, Mr. Khoury has the right to treat such requirement as termination without cause. Mr. Khoury may terminate his employment agreement at any time with thirty (30) days prior written notice, but will receive no severance pay on such a termination except for his accrued and unpaid base salary, vacation pay, and reimbursable expenses.

     Pursuant to his employment agreement, on April 14, 1999, Mr. Khoury was granted options to purchase 100,000 shares of Common Stock at an exercise price of $3.00 per share. Additionally, on December 20, 1999, Mr. Khoury was granted options to purchase 150,000 shares of Common Stock at an exercise price of $ 1.625 per share. Beginning on December 20, 2000, 100,000 of these options vest in three equal installments on a three year schedule while the remaining 50,000 options vest in three equal installments on a three year schedule commencing on the first day of the quarter immediately following the Company’s achieving a positive cash flow, provided that in no case will vesting commence later than December 20, 2004. On December 14, 2000, Mr. Khoury was granted an option to purchase 125,000 shares of Common Stock at an exercise price of $0.56 per share. These options have a three year vesting commencing on the first day of the quarter immediately following the Company’s achieving a positive cash flow for two consecutive quarters, provided that in no case will vesting commence later than December 20, 2005. Mr. Khoury was not granted any options during the year ended December 31, 2001.

     The Company entered into a letter agreement with Mr. Eason as of December 20, 2000, pursuant to which Mr. Eason currently serves as Senior Vice President, Operations Southern California. Mr. Eason’s annual base salary is $155,000, which amount may be increased annually based on his performance and the Company’s performance results. Mr. Eason is also eligible for an annual discretionary bonus in an amount determined by the Board. The target established by the Company for this bonus is 30% of Mr. Eason’s base salary. Mr. Eason may participate in all employee benefit plans available to the Company’s executive officers according to the plans’ terms and conditions. In the event the Company terminates his employment without cause any time prior to December 31, 2002, Mr. Eason will be entitled to receive a severance payment equal to 6 months’ base salary. The letter agreement further provides for payment to Mr. Eason of a relocation bonus of $10,000 and reimbursement of relocation expenses of up to $35,000; provided, however, in the event the Company terminates him for cause, or he voluntarily terminates his employment, prior to December 31, 2002, Mr. Eason must reimburse the Company for a prorated amount of the bonus and expenses.

     Pursuant to his letter agreement, on December 14, 2000, Mr. Eason was granted options to purchase 40,000 shares of common stock at an exercise price of $0.5625 per share.

Change in Control Arrangements

     To better assure that the Mr. Pasquale and Mr. Khoury would continue to provide independent leadership consistent with the Company’s best interests in the event of an actual or threatened change of control of the Company, the employment agreement of each provides certain protections in the event of a change in control. For Mr. Khoury, a “change of control” is defined to include the following events:

•	Change in Ownership of the Company: the date that any person or group acquires the beneficial ownership of 50% or more of the voting power of the Company’s outstanding voting securities;

•	Change in Effective Control of the Company: either (a) a person or group acquires the beneficial ownership of capital stock of the Company possessing 50% or more of the total voting power of the Company’s capital stock or (b) a majority of the members of the Board are replaced during any 12-month period by directors whose appointment or election was not endorsed by a majority of the members of the Board prior to the date of such appointment or election; and

•	Change in Ownership of a Substantial Portion of the Company’s Assets: the date on which any person or group acquires assets from the Company that have a total fair market value equal to or greater than 33-1/3% of the total fair market value of all of the Company’s assets immediately prior to such acquisition.

     Following a change of control, if Mr. Khoury terminates his employment with the Company for any reason within the period beginning six months after the change in control and ending nine months after the change of control, or if his employment is terminated by the Company (with or without cause) within nine months after the change in control, the Company is required to pay the sum of the following amounts:

•	his accrued and unpaid base salary;

•	his accrued and unpaid vacation pay;

•	his bonus, if any, for the calendar year ending prior to the date of termination (if not yet paid);

•	a salary payment equal to one and one-half times his annual base salary if he terminated his employment, or two times his annual base salary if the Company terminated his employment; and

•	certain other miscellaneous payments.

     In addition, as of the date of the change in control, all of Mr. Khoury’s stock options become fully vested, regardless of whether he remains employed by the Company.

     Mr. Pasquale’s employment agreement also provides for certain protections in the event of a change of control. Mr. Pasquale’s employment agreement defines a “change of control” as any of the following:

•	Change in Ownership of the Company: either (a) the date any person or group acquires the beneficial ownership of 50% or more of the combined voting power of the Company’s outstanding voting securities; or (b) the date that any person or group other than Prometheus Assisted Living LLC, an affiliate of Lazard Freres Real Estate Investors, LLC, acquires 20% or more of the voting power of the Company’s outstanding voting securities; or

•	Change in Effective Control of the Company: either (a) the date any person or group acquires the beneficial ownership of capital stock or the Company possessing 50% or more of the total voting power of the Company’s capital stock; or (b) the replacement of a majority of the members of the Board during any 12 month period by directors whose appointment or election was not endorsed by a majority of the members of the Board prior to the date of such appointment or election; and

•	Change in Ownership of a Substantial Portion of the Company’s Assets: the date on which any person or group acquired assets from the Company that have a total fair market value equal to or more than 33 1/3% of the total fair market value of all of the Company’s assets immediately prior to the acquisition.

     Following a change of control, if Mr. Pasquale terminates his employment for any reason within the period beginning six (6) months after the change of control and ending twelve (12) months after the change of control, or if his employment is terminated by the Company (with or without cause) at any time during the twelve-month period following the change of control, then the Company is required to pay him: (i) three times the sum of his current annual base salary plus target bonus; (ii) his accrued and unpaid base salary, vacation pay, and reimbursable expenses; (iii) an amount equal to his minimum bonus accrued since the previous July 1; (iv) a relocation payment of $75,000; and (v) reimbursement for the cost of outplacement services, up to a maximum of $50,000, or a payment of $50,000, at the election of Mr. Pasquale. In addition, as of the date of the change in control, all of Mr. Pasquale’s stock options become fully vested, regardless of whether he remains employed by the Company.

     The following section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

Board Compensation Committee Report on Executive Compensation

     Decisions regarding compensation of our executive officers, including those related to stock and stock options, are made by the Compensation Committee, based upon the recommendations and analysis performed by our senior management. The Compensation Committee (the “Committee”) is currently composed of Maurice J. DeWald, John A. Moore and David P. Collins. Maurice J. DeWald has chaired the committee since January 12, 1999.

Fiscal 2002 Executive Compensation Components

     The Compensation Committee’s philosophy is to link executives’ total compensation to our short-term and long-term performance to maximize long-term stockholder value. The policy is designed to provide a competitive compensation program that will enable us to attract, motivate, reward and retain executives and other employees who have the skills, experience and talents required to promote our short and long-term financial performance and growth. Our executive compensation has three elements: (1) base salary, (2) annual or short-term incentive compensation and (3) long-term incentive compensation in the form of stock options. Generally, the Compensation Committee’s cash compensation policy is designed to provide executive officers and other management personnel with a base salary that is competitive. The incentive cash bonuses are determined based on our results of operations relative to performance goals relating to revenue, earnings before interest, taxes, depreciation and amortization (EBITDA) and net revenue. Awards of options under our 1999 and 2002 Stock Option Plans will be based on criteria that reflect contributions to long-term stockholder value. Stock option grants are generally made at levels comparable to competitive organizations to direct executive performance toward increased stockholder value. The Compensation Committee has used, and expects to continue to use, stock-based incentive grants, including options, as a significant component of executive compensation.

Executive compensation consists of three components: Base Salary, Bonus and Long-Term Incentive Awards.

BASE SALARY. Base salaries for the Named Executive Officers were established in their respective employment contracts or by the compensation committee, resulting in payment, during fiscal year 2001 of $350,000, $225,000, and $155,000 to Mr. Pasquale, Mr. Khoury and Mr. Eason, respectively. Mr. Chandler’s who resigned July 13, 2001, base salary was $180,000. The salaries of all Named Executive Officers are subject to performance-based increases in each year.

BONUS. Mr. Pasquale is entitled to a guaranteed bonus of $131,250 and additional bonuses based on achievement of agreed-upon targets up to a maximum of $315,000. Mr. Pasquale received a bonus of $210,000 for the fiscal year 2001.

     Regarding the remaining Named Executive Officers, for the fiscal year 2001, bonuses were awarded at the discretion of management, subject to the approval of the Committee. Bonuses of $110,000 (including apartment sale compensation) and $10,000 were paid to Mr. Khoury and Mr. Eason, respectively, in recognition of performance in 2001.

LONG-TERM INCENTIVE AWARDS. The Compensation Committee believes that long-term incentive compensation in the form of stock options is the most direct way of making executive compensation dependent on increases in shareowner value. Our 1999 Stock Option Plan, and the 2002 Plan if approved, provides the means through which executive officers can build an investment in our shares of common stock that will align their economic interests with the interests of our shareowners. The value of stock options historically has increased as a result of increases in the price of our common stock, and such options are highly valued by our employees. The Compensation Committee believes that the grant of stock options has been and will continue to be a significant component of our success in attracting and retaining talented management and employees in an extremely competitive environment. The exercise price of each option has been the market price of our shares of common stock on the grant date. The Compensation Committee believes that stock options give the executive officers greater incentive throughout the term of the options to strive to operate our Company in a manner that directly affects the financial interests of the shareowners both on the long term, as well as the short term, basis. In determining the number of option shares to grant to executive officers, the Compensation Committee considers on a subjective basis the same factors as it does in determining the other components of compensation, with no single factor accorded special weight. The Compensation Committee intends to continue its practice of basing executive compensation on share price and other financial performance criteria, and on its qualitative evaluation of individual performance. The Compensation Committee believes that its compensation policies promote the goals of attracting, motivating, rewarding and retaining talented executives who will maximize value for our shareowners.

     Stock options are granted to provide a long-term incentive opportunity that is directly linked to shareholder value. In the year ended December 31, 2001 there were no stock options granted to employees. In the fiscal year 2001, we granted 80,000 stock options to four non-employee directors, of which 20,000 were returned to the Company and 20,000 were cancelled upon the resignation of a non-employee director.

Policy with Respect to Section 162(m)

     Section 162(m) of the Code includes potential limitations on the deductibility for federal income tax purposes of compensation in excess of $1 million paid or accrued with respect to any of the executive officers whose compensation is required to be reported in the Company’s proxy statement. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. For the fiscal year 2002, the Committee does not contemplate that there will be any such nondeductible compensation.

     Additional information concerning the salary, bonus and stock awards for the Company’s Named Executive Officers can be found in the tables appearing under “Executive Compensation.”

THE COMPENSATION COMMITTEE
MAURICE J. DEWALD, CHAIRMAN JOHN A. MOORE DAVID P. COLLINS

AUDIT COMMITTEE REPORT

     The purpose of the Audit committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s audit, accounting and financial reporting processes in order to support the integrity of the Company’s financial reporting practices and the Company’s system of internal controls; review the financial information and related disclosures provided to stockholders; and to communicate regularly with management and the Company’s independent auditors regarding such matters.

STRUCTURE AND MEMBERSHIP

     The Audit Committee reviews our accounting practices, internal accounting controls and financial results and oversees the engagement of our independent auditors. The Audit Committee, during the year ended December 31, 2001, consisted of Maurice J. DeWald, John A. Moore and David P. Collins. The Audit Committee met four times in the year ended December 31, 2001. As of April 22, 2002, the Audit Committee consisted of Maurice J. DeWald, David P. Collins and John A. Moore, all of whom are independent as such term is defined by Sections 303.01 (B)(2)(a) and (3) of the New York Stock Exchange listing standards. No member of the Audit Committee has any relationship with the Company that, in the opinion of the Board of Directors, would interfere with his or her independence from management and the Company. Each member of the Audit Committee is, in the judgment of the board, financially literate, and at least one member of the Committee has accounting or related financial management experience.

The Audit Committee is governed by a Charter, a copy of which follows.

AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

Audit Committee Purpose

A.	Monitor the integrity of the Company’s financial reporting process and systems of internal controls.

B.	Monitor the independence and performance of the Company’s independent auditors.

C.	Provide an avenue of communication among the auditors, management and the Board of Directors.

D.	Review areas of potential significant financial risk to the Company.

E.	Monitor compliance with legal and regulatory requirements.

Audit Committee Composition

A.	Audit Committee Members shall meet the requirements of the American Stock Exchange. The Audit Committee shall be comprised of three or more independent directors as determined by the Board.

B.	At lease one Audit Committee member shall have accounting or related financial management expertise.

C.	The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management and the Company’s independent auditors.

Audit Committee Responsibilities & Duties

A.	Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulation.

B.	Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and the Company’s independent auditors of significant issues regarding accounting principles, practices and judgements.

C.	In consultation with the management and the Company’s independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and steps management has taken to monitor, control and report such exposures. Review findings prepared by the Company’s independent auditors together with management’s responses.

D.	Review with financial management and the Company’s independent auditors the Company’s quarterly financial results prior to the release of earnings and filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the Company’s independent auditors in accordance with SAS 61.

E.	The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence, and performance of the auditors. They shall approve the fees and other significant compensation to be paid to the independent auditors.

F.	On an annual basis the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

G.	Review the independent auditors audit plan, scope, staffing, location, and reliance upon management and general audit approach.

H.	Prior to release of the year end earnings, discuss the results of the audit with the Company’s independent auditors.

I.	Consider the Company’s independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reports.

J.	Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company’s annual proxy statement.

K.	Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the board deems necessary or appropriate.

L.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

M.	Annually review policies and procedures as well as audit results associated with director and officer expenses account and perquisites. Annually review a summary of director and officer related party transactions and potential conflicts of interest.

COMMITTEE ACTIVITIES

In discharging its oversight responsibilities for fiscal 2001, the Audit Committee: (1) reviewed and discussed the audited financial statements with management and with the Company’s independent auditors; (2) discussed with the Company’s independent auditors the material required to be discussed by Statement on Auditing Standard No. 61 and (3) reviewed the disclosures from the independent auditors required by the Independence Standards Boards’ Standard No 1, and discussed with the independent auditors any relationships that may affect the auditor’s objectivity and independence.

Based upon the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements of the Company for the year ended December 31, 2001 be included in the Company’s Annual Report on Form 10-K for such fiscal year, for filing with the Securities and Exchange Commission (the “ Commission”).

THE AUDIT COMMITTEE

MAURICE J. DEWALD, CHAIRMAN

Performance Graph

     This performance graph will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any of our filings under the Securities Act of 1933 or under the Security Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not be deemed “soliciting material” or be deemed “filed” under either such Acts.

     The following line graph compares the yearly percentage change in the cumulative total stockholder return on the Common Stock against the cumulative total return of a peer group of nine assisted living companies selected by the Company (the “Peer Group”) and the AMEX Market Value Index, each for the period from October 19, 1995 to December 31, 2001. The performance graph assumes the investment of $100 on January 1, 1997 and assumes all dividends were reinvested.

	1996	1997	1998	1999	2000	2001

ARV ASSISTED LIVING, INC.	100.00	137.63	52.69	12.90	4.84	15.66
PEER GROUP INDEX	100.00	152.51	162.33	50.83	46.51	52.61
AMEX MARKET INDEX	100.00	120.33	118.69	147.98	146.16	139.43

     Security Ownership of Management

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of April 22, 2002 (based on a total of 17,459,689 outstanding shares of Common Stock) by each of our directors, each of the Named Executive Officers and all executive officers and directors as a group. The number of shares beneficially owned by each entity, person, director or named executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, each entity or individual is considered the beneficial owner of any shares: (a) to which they have the sole or shared voting power or investment power and (b) that they have the right to acquire within 60 days of April 22, 2002, through the exercise of stock options or other similar rights. Unless otherwise indicated, we believe each person in the table below has sole investment and voting power with respect to all shares beneficially owned subject to community property laws where applicable.

     Amounts and percentages listed below include warrants and options that are exercisable within 60 days of April 22, 2002.

	AMOUNT AND NATURE
	OF BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER(1)	OWNERSHIP	PERCENTAGE OF CLASS

John A. Moore(2)	—	*
Robert C. Larson(2)	—	*
Douglas M. Pasquale(3)	516,356	2.7%
David P. Collins(4)	546,874	2.8%
Maurice J. DeWald(5)	36,600	*
Abdo H. Khoury(6)	196,667	1.0%
All directors and executive officers as a group	9,633,620	50.8%

*	Less than 1%.

(1)	Except where otherwise noted, the address of the Company’s directors and executive officers is c/o ARV Assisted Living, Inc., 245 Fischer Avenue, Costa Mesa, California 92626.

(2)	Includes 7,595,069 shares owned by Prometheus Assisted Living LLC and a warrant to purchase 750,000 shares owned by LSFSRI II Assisted Living, LLC. Mr. Moore and Mr. Larson are each a Managing Principal of LFREI, general partner of the members of Prometheus Assisted Living, LLC and LFSRI II Assisted Living, LLC.. Mr. Moore is the Chief Financial Officer of LFREI. Messrs. Moore and Larson disclaim beneficial ownership of these shares.

(3)	Of the 516,356 shares beneficially owned by Mr. Pasquale, 10,500 shares are held in Mr. Pasquale’s IRA, 100,300 shares are held in his name and 405,556 shares reflect options to purchase 405,556 shares of Common Stock that are exercisable within 60 days of April 22, 2002.

(4)	Of the 546,874 shares beneficially owned by Mr. Collins, 98,678 shares are held of record by the D & V Collins Family Limited Partnership (as to which Mr. Collins has shared voting and investment power), 412,137 shares are held by the Collins Family Community Property Trust (as to which Mr. Collins has shared voting and investment power), 8,559 held by Mr. Collins’ IRA and 27,500 shares reflect options to purchase 27,500 shares of Common Stock that are exercisable within 60 days of April 22, 2002.

(5)	Of the 16,600 shares beneficially owned by Mr. DeWald, as a non-employee director, 6,600 shares are held in his name and 30,000 shares reflect options to purchase 30,000 shares of Common Stock exercisable within 60 days of April 22, 2002.

(6)	Of the 196,667 shares beneficially owned by Mr. Khoury, 1,700 shares are held Mr. Khoury’s IRA, 28,300 shares are held in his name and 166,667 shares reflect options to purchase 167,667 shares of Common Stock exercisable within 60 days of April 22, 2002.

Security Ownership of Certain Beneficial Owners

As of April 2, 2002, the following persons are known to the Company to be the beneficial owners of more than five percent of the Company’s Common Stock. The numbers shown on the table should be interpreted in light of the related footnote.

	NAME AND ADDRESS OF	AMOUNT AND NATURE OF
TITLE OF CLASS	BENEFICIAL OWNER	BENEFICIAL OWNERSHIP	PERCENT OF CLASS (2)

Common	Prometheus Assisted Living LLC(1) Thirty Rockefeller Plaza, 63rd Floor New York, NY 10020	8,345,069	45.8%

(1)	According to the Schedule 13D/A filed on February 22, 2001 by Prometheus Assisted Living LLC and several of its affiliates, LF Strategic Realty Investors II L.P. and LFSRI II CADIM Alternative Partnership L.P. also have voting and dispositive power over the shares held by Prometheus Assisted Living LLC.

(2)	Based on 17,459,689 shares of Common Stock issued and outstanding as of April 22, 2002 and options to purchase 766,612 shares of common Stock exercisable in 60 days from April 22, 2002.

Compensation Committee Interlocks and Insider Participation

     During fiscal year 2001, our Compensation Committee consisted of Mr. John A. Moore, Mr. David P. Collins and Mr. Maurice DeWald (chairman). No member of the Compensation Committee is or was an officer or employee of ARV during 2001.

Certain Relationships and Related Transactions

     On September 29, 1999, the Company executed a promissory note in favor of our largest shareholder, Prometheus Assisted Living, LLC (“Prometheus”) in the principal amount of $1.5 million. This note accrued interest beginning on April 1, 2001 at a rate equal to the 30 day Treasury bill rate quoted by the Wall Street Journal. Interest payments were to be made on the first day of each month beginning on May 1, 2001 and continue until maturity of the Note on April 1, 2002. In the event of default, the note is immediately due and payable and interest shall accrue at a rate that is 4% above the interest rate otherwise in effect. Because the note payable is non-interest bearing, a 12% imputed interest discount was used in recording the obligation. We have the right at any time to prepay the note in whole or in part. As of December 27, 2001, Prometheus and the Company entered into an Amended and Restated Promissory Note pursuant to which the maturity of the note was extended to April 1, 2003, the prepayment discount was deleted, and commencing April 1, 2002, interest will accrue on the note, as amended and restated, at a rate equal to LIBOR plus 6.5%.

     On April 24, 2000, the Company entered into a Term Loan Agreement with LFSRI II Assisted Living LLC (“LFSRI”), an affiliate of Prometheus. Pursuant to the Term Loan Agreement, the Company may borrow up to $10,000,000 from LFSRI with a maturity date of April 24, 2002, which, subject to certain conditions, may be extended by one year if no default has occurred. The outstanding amount under the loan at December 31, 2001 was $10,000,000 and will bear interest at the annual rate equal to the LIBOR rate for each interest period plus a 10% margin. In connection with the Term Loan Agreement, the Company issued to LFSRI a warrant to purchase up to 750,000 share of the Company’s Common Stock at a price of $3.00 per share, subject to various adjustments, exercisable until April 24, 2005. The Company also amended its stockholder rights agreement to prevent shares that Prometheus may be deemed to beneficially own by reason of LFSRI’s rights under the warrant from causing Prometheus to become an “Acquiring Person” and thus causing a triggering event under the rights agreement.

     The Company has negotiated an agreement with Prometheus and LFSRI to amend the debt obligations to combine the outstanding principal balances into a single loan accruing interest at a blended rate equal to LIBOR plus 9.54% and extend the maturity date of the obligation to April of 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities (collectively, “Reporting Persons”), to file reports on Forms 3, 4 and 5 of stock ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required to furnish the Company with copies of all forms that they file. Based on the Company’s review of copies of Forms 3, 4 and 5, and amendments thereto, received by the Company for the year ended December 31, 2001, or written representations from certain Reporting Persons that no Forms 5 were required to be filed by those persons, the Company believes that during Fiscal 2001 all filing requirements were complied with by the Reporting Persons.

Independent Public Accountants and Auditors

     KPMG LLP served as our independent public accountants and auditors for the fiscal year ending December 31, 2000. Our Audit Committee recommended and our Board has appointed KPMG LLP to serve as our independent public accountants and auditors for fiscal year 2001. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions. KPMG LLP’s report on our financial statements for each of the years ended December 31, 2001, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. During each of the years ended December 31, 2001, 2000 and 1999 or for the subsequent interim periods, we did not have any disagreement with KPMG LLP on any matter of accounting principles, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its reports.

Accountant’s Fees

     KPMG LLP billed us the following fees in fiscal year 2001:
Audit Fees: $309,000. Audit-related fees for the 401K plan: $14,000 and other non-audit fees that include the preparation of federal and state income taxes: $204,000. Our Audit Committee determined that KPMG LLP’s provision of non-audit services is compatible with maintaining KPMG LLP’s independence.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     The Company’s Certificate of Incorporation provides that a stockholder may propose other business or nominate a candidate for director before the Annual Meeting only by delivering notice to the Company in the manner and within the time limits provided in the Certificate of Incorporation. The Secretary of the Company must receive written notice at the Company’s principal executive offices not less than 180 days before the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting; however, if less than 180 days notice or public disclosure is given by the Company, then the stockholder notice must be delivered or received no later than the close of business on the tenth day following the earlier of the day on which the Company mailed notice of the date of the scheduled annual meeting or the day on which the Company publicly disclosed the date of the scheduled Annual Meeting. Pursuant to these requirements, any stockholder intending to submit to the Company a proposal to be included in our proxy materials relating to the 2002 Annual Meeting was required to submit it in time for us to receive it at our principal executive offices no later than February 12, 2002. We did not receive any such notices. The notice must also provide certain other information as required in the Certificate of Incorporation. Copies of the Certificate of Incorporation are available to stockholders free of charge upon request to the Company’s Secretary.

OTHER MATTERS

     The Company is not aware of any matters that may be presented for action by the stockholders at the Annual Meeting other than those set forth above. If any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote according to their best judgment.

     The Annual Report of the Corporation for the fiscal year 2001 including financial statements, is being mailed to stockholders together with these proxy materials.

     The Annual Report to stockholders and the Company’s Form 10-K, including annual financial statements, can be obtained by any stockholder entitled to vote at the meeting upon written request. Send requests to ARV Assisted Living, Inc., P.O. Box 5046, Costa Mesa, CA 92628-5046, Attn: Abdo Khoury, President and Chief Financial Officer.

     STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

Douglas M. Pasquale Chairman of the Board and Chief Executive Officer

April 22, 2002
Costa Mesa, California

Exhibit A

THE 2002 STOCK OPTION AND INCENTIVE PLAN
OF
ARV ASSISTED LIVING, INC.

1. The Plan.

     1.1 Purpose. The purpose of this Plan is to promote the success of the Company and the interests of its shareholders by attracting, motivating, retaining and rewarding directors, officers, employees and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. Capitalized terms used herein are defined in Section 7.

     1.2 Administration and Authorization; Power and Procedure.

1.2.1 Committee. This Plan will be administered by and all Awards will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

1.2.2 Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan and any express limitations on any authority delegated by the Board, the Committee will have the authority to:

(a) determine eligibility and the particular Eligible Persons who will receive Awards;

(b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of Awards consistent with the express limits of this Plan, and establish the installments (if any) in which Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of Awards;

(c) approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

(d) construe and interpret this Plan and any Award or other agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

(f) accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

(g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Section 8 shall be automatic and, to the maximum extent possible, self-effectuating.

1.2.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

1.2.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation.

1.2.5 No Liability. No director, officer or agent of the Company will be liable for any action, omission or decision under this Plan taken, made or omitted in good faith.

1.2.6 Bifurcation of Plan Administration. Subject to the limits of the definition of “Committee” in Section 7, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Awards hereunder shall consist exclusively of a member or members of the Board. A majority of the members of the acting Committee shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee.

1.2.7 Delegation. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

     1.3 Participation. Discretionary Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

     1.4 Shares Available for Awards; Share Limits.

1.4.1 Shares Available. Subject to the provisions of Section 6.3, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

1.4.2 Aggregate Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan (the “Share Limit”) will not exceed:

(a) 4,637,938 shares of Common Stock, plus

(b) 15% of any increase in the total outstanding shares of Common Stock after June 30, 2002 (other than an increase as a result of the issuance of shares under this Plan, the 1999 Plan, or the 1995 Plan), minus

(b) the aggregate number of shares of Common Stock delivered pursuant to options granted under the 1995 Plan and the 1999 Plan that are outstanding on the Effective Date of this Plan.

The Share Limit may not contract if shares are reacquired by the Company after an increase has occurred, but neither shall the Share Limit increase if the reacquired shares are reissued.

1.4.3 ISO Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under this Plan will not exceed 1,500,000 shares.

1.4.4 Individual Share Limits. The maximum number of shares of Common Stock subject to those Options and Stock Appreciation Rights that are granted under this Plan during any calendar year to any one individual will be limited to 400,000 and the maximum individual limit on the number of shares of Common Stock in the aggregate subject to all Awards that are granted under this Plan during any calendar year to any one individual will be 400,000.

1.4.5 Restricted Stock and Stock Bonus Limit. In no event shall more than 400,000 shares of Common Stock be available for Awards issued (or reissued) under this Plan as Stock Bonuses or as time-based Restricted Stock for nominal or no consideration other than the par value thereof. The limit in this Section 1.4.5 does not apply to shares issued principally for past services, in respect of compensation earned but deferred, or as Performance-Based Awards under Section 5.2.

1.4.6 Adjustment. Each of the foregoing numerical limits in this Section 1.4 will be subject to adjustment as contemplated by Section 1.4.7 and Section 6.3.

1.4.7 Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of shares of Common Stock issuable at any time pursuant to such Award, plus (b) the number of shares of Common Stock that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares of Common Stock available for reissue consistent with any applicable legal limitations, plus (c) the maximum number of shares of Common Stock that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, plus (d) the maximum number of shares of Common Stock that may be issued under the 1995 Plan and the 1999 Plan at any time after such date of grant pursuant to awards that are outstanding under the 1995 Plan and the 1999 Plan on such date does not exceed the Share Limit. Shares of Common Stock that are subject to or underlie Awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, will again, except to the extent prohibited by law or the terms of this Plan, be available for subsequent

Awards under this Plan. Shares of Common Stock issued pursuant to the terms hereof (including shares of Common Stock offset in satisfaction of applicable withholding taxes) shall reduce on a share-for-share basis the number of shares of Common Stock remaining available under this Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

     1.5 Grant of Awards. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and “business criteria” as such term is used in Section 5.2 that further define the terms of the Performance Share Award. Each Award will be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

     1.6 Award Period. Any Option, SAR, warrant or similar right shall expire and any other Award shall either vest or be forfeited at the end of the term of the Award, which shall be not more than 10 years after the date of grant; provided, however, that any payment of cash or delivery of stock pursuant to an Award may be delayed until a future date if specifically authorized in writing by the Committee and the Participant; and provided further that each Award will be subject to earlier termination pursuant to or as provided in Section 6.2 or Section 6.3.

     1.7 Limitations on Exercise and Vesting of Awards.

1.7.1 Provisions for Exercise. Unless the Committee otherwise expressly provides or the occurrence of a Change in Control Event, no Award will be exercisable or will vest until at least six (6) months after the initial Award Date, and once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

1.7.2 Procedure. Any exercisable Award will be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant in a form approved by the Committee specifying the Award (or portion thereof) which is being exercised, together with any required payments in accordance with Section 2.2.2 and Section 6.5 and any written statements required pursuant to Section 6.4.

1.7.3 Fractional Shares/Minimum Issue. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     1.8 No Transferability; Limited Exception to Transfer Restrictions.

1.8.1 Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended:

(a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

(b) Awards must be exercised only by the Participant; and

(c) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

In addition, an Award and/or the shares covered thereby will be subject to the restrictions (if any) imposed in the applicable Award Agreement.

1.8.2 Exceptions. Subject to Section 1.8.4, the Committee may permit Awards to be exercised by and paid to certain persons or entities that are “family members” (as such term is defined in the General Instructions to Securities Act Registration Statement Form S-8) of the Participant. Any permitted transfer will be subject to (a) such other conditions and procedures as the Committee may establish and (b) the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration).

1.8.3 Further Exceptions to Limits On Transfer. Subject to Section 1.8.4, the exercise and transfer restrictions in Section 1.8.1 will not apply to:

(a) transfers to the Corporation;

(b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

(c) transfers to a former spouse pursuant to a domestic relations order in settlement of marital property rights, provided that the domestic relations order states with specificity the Awards (or portions thereof) that are to be transferred and a copy of the order is received by the Committee;

(d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant’s legal representative; or

(e) the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

1.8.4 Code Restrictions. Incentive Stock Options and Restricted Stock Awards will be subject to any and all transfer restrictions under the Code.

2. Options.

     2.1 Grants. One or more Options may be granted under this Section 2 to any Eligible Person. Each Option granted will be designated in the applicable Award Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

     2.2 Option Price.

2.2.1 Pricing Limits. The purchase price per share of the Common Stock covered by each Option will be determined by the Committee at the time of the Award, but in no case will the purchase price per share (with respect to either a Nonqualified Stock Option or an Incentive Stock Option) be less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.3.4) of the Fair Market Value of the Common Stock on the date of grant and in no case will the purchase price per share be less than the par value thereof.

2.2.2 Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods:

(a) in cash or by electronic funds transfer;

(b) by certified or cashier’s check payable to the order of the Corporation;

(c) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 2.2.3;

(d) by notice and third party payment in such manner as may be authorized by the Committee; or

(e) subject to the proviso below, by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by delivering previously owned shares, and any shares of Common Stock delivered that were initially acquired from the Corporation, upon exercise of a stock option or otherwise, must have been owned by the Participant at least six (6) months as of the date of delivery.

     Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that an Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 6.5. The Corporation will not be obligated to deliver certificates for any shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations under Section 6.5 and any other conditions to exercise have been satisfied.

2.2.3 Acceptance of Notes to Enhance Exercise. The Corporation may, with the Committee’s express approval in each specific case, accept one or more notes from any Eligible Person in connection with the exercise of any outstanding Option subject to the following terms and conditions:

(a) Principal. The Principal of the note will not exceed the amount required to be paid to the Corporation upon the exercise of one or more Options under this Plan and the note will be delivered directly to the Corporation in consideration of such exercise or receipt.

(b) Term. The initial term of the note will be determined by the Committee; but the term of the note, including extensions, will not exceed a period of five (5) years.

(c) Recourse; Security. The note will provide for full recourse to the Participant and will bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code. If required by the Committee or by applicable law, the note will be secured by a pledge of any shares or rights financed thereby in compliance with applicable law. The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note will conform with all applicable rules and regulations, including those of the Federal Reserve Board and under the Delaware Corporations Code, as then in effect.

(d) Termination of Employment. If the employment of the Participant terminates, the unpaid principal balance of the note will become due and payable on the 10th business day after such termination unless the Committee expressly authorizes an extension of the date consistent with the maximum term of the note.

     2.3 Limitations on Grant and Terms of Incentive Stock Options.

2.3.1 $100,000 Limit. To the extent that the aggregate “Fair Market Value” of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the “Fair Market Value” of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

2.3.2 Notice of Sale Requirement. Any Participant who exercises an Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the shares of Common Stock acquired within one year after the exercise date or two years after the Award Date.

2.3.3 Other Code Limits. Incentive Stock Options may only be granted to employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.3.4 Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.4 Adjustments to Option Terms; No Repricing Without Prior Shareholder Approval. Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, or the restrictions upon or the term of, an Award granted under this Section 2 by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. Notwithstanding the foregoing, in no case shall the per share exercise price of any Option or Stock Appreciation Right be reduced (by amendment, substitution, cancellation and regrant or other means) without shareholder approval to a price less than the Fair Market Value of a share of Common Stock on the related Award Date.

     2.5 Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

3. Stock Appreciation Rights (Including Limited Stock Appreciation Rights).

     3.1 Grants. The Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

     3.2 Exercise of Stock Appreciation Rights.

3.2.1 Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

3.2.2 Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

3.2.3 Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

3.2.4 Proportionate Reduction. If an SAR extends to less than all the shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

     3.3 Payment.

3.3.1 Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive, subject to Section 6.5, payment of an amount determined by multiplying:

(a) the difference (which shall not be less than zero) obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

(b) the number of shares with respect to which the Stock Appreciation Right has been exercised.

3.3.2 Form of Payment. The Committee, in its sole discretion, will determine the form in which payment will be made of the amount determined under Section 3.3.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash; subject to the Committee’s determination that such exercise and payment are consistent with applicable law. If the Committee permits a Participant to elect to receive cash or shares (or a combination thereof) on exercise of a Stock Appreciation Right, any such election will be subject to such conditions as the Committee may impose.

     3.4 Limited Stock Appreciation Rights. The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event (“Limited SARs”) and such Limited SARs may relate to or operate in tandem or combination with, or substitution for, Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Common Stock during a specified period or at a specified time within a specified period before, after or including the date of such event.

4. Restricted Stock Awards.

     4.1 Grants. The Committee may grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) to be paid by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and, subject to Section 4.2.1, the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions (“Restricted Shares”) will bear a legend making appropriate reference to the restrictions imposed hereunder and under the applicable Award Agreement and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award, Section 1.7, and Section 4.2.1. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurances and documents as the Committee may require to enforce the restrictions.

     4.2 Restrictions.

4.2.1 Vesting. Subject to Section 6.3 and any accelerated vesting in connection with the Participant’s death or Total Disability, the restrictions on shares comprising any Restricted Stock Award shall not lapse: (a) prior to the first anniversary of the applicable Award Date in the case of a Restricted Stock Award that is a Performance-Based Award under Section 5.2, or (b) in the case of other Restricted Stock Awards, not more rapidly than in annual one-third (1/3) installments with the first vesting installment occurring no earlier than the first anniversary of the applicable Award Date. In all cases, unless the Committee otherwise expressly provides, no Restricted Stock Award will vest until at least six (6) months after the Award Date. The foregoing limits of this Section 4.2.1 do not apply to shares issued principally for past services or in respect of compensation earned but deferred.

4.2.2 Pre-Vesting Restraints. Except as provided in Sections 4.1 and 1.8, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

4.2.3 Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

4.2.4 Cash Payments. If the Participant has paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any restricted shares that cease to be eligible for vesting.

     4.3 Return to the Corporation. Unless the Committee otherwise expressly provides in the applicable Award Agreement, Restricted Shares that remain subject to restrictions at the time of termination of employment, or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement, will not vest and will be returned to the Corporation in such manner and on such terms as the Committee provides.

5. Performance Share Awards and Stock Bonuses.

     5.1 Grants of Performance Share Awards. The Committee may grant Performance Share Awards to Eligible Employees based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a “performance cycle”) as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant’s death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10.3(b), if applicable) may determine.

     5.2 Special Performance-Based Share Awards. Options or SAR’s granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees which otherwise satisfy the conditions to deductibility under Section 162(m) are deemed “Qualifying Awards”. Without limiting the generality of the foregoing, and in addition to Qualifying Awards granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) (“Performance-Based Awards”), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, or division basis, with reference to revenue growth, net earnings (before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, stock appreciation, total shareholder return, or cost containment or reduction, or any combination thereof (the “business criteria”) relative to pre-established performance goals, may be granted under this Plan. To the extent so defined, these terms are used as applied under generally accepted accounting principles and in the Company’s financial reporting. The applicable business criterion or criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may not be less than one (except as provided in Section 1.6) nor more than 10 years. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan. The following provisions relate to all Performance-Based Awards (other than Qualifying Awards) granted under this Plan:

5.2.1 Eligible Class. The eligible class of persons for Awards under this Section 5.2 is executive officers of the Corporation.

5.2.2 Maximum Award. Subject to Section 1.4.2, in no event will grants in any calendar year to any one individual under this Section 5.2 relate to more than 400,000 shares or, (if payable solely in cash) a cash amount of more than $1,000,000.

5.2.3 Committee Certification. To the extent required by Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

5.2.4 Terms and Conditions of Awards. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

5.2.5 Stock Payout Features. In lieu of cash payment of an Award, the Committee may require or allow all or a portion of the Award to be paid in the form of stock, Restricted Shares, an Option, or another Award.

5.2.6 Adjustments for Material Changes. Performance goals or other features of an Award under this Section 5.2 may provide that they (a) shall be adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, or merger) or a complete or partial corporate liquidation, or (b) shall be calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the business criteria or performance goals or targets, or (c) shall be adjusted for any other circumstance or event, or (d) any combination of (a) through (c), but only to the extent in each case that such adjustment or determination in respect of Performance-Based Awards would be consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

     5.3 Grants of Stock Bonuses. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

     5.4 Deferred Payments. The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

     5.5 Cash Bonus Awards.

5.5.1 Performance Goals. The Committee may establish a program of annual incentive awards that are payable in cash to Eligible Persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary division basis with reference to any one or combination of the business criteria (as such term is used in Section 5.2). In addition, the award may depend upon the Eligible Person’s individual performance.

5.5.2 Payment in Restricted Stock. In lieu of cash payment of an Award, the Committee may require or allow all or a portion of the Award to be paid in the form of stock, Restricted Stock, an Option or other Award.

6. Other Provisions.

     6.1 Rights of Eligible Persons, Participants and Beneficiaries.

6.1.1 Employment Status. Status as an Eligible Person will not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

6.1.2 No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) will confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service, or affect an employee’s status as an employee at will nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 6.1.2, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

6.1.3 Plan Not Funded. Awards payable under this Plan will be payable in shares of Common Stock or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the

Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

     6.2 Effects of Termination of Employment; Termination of Subsidiary Status; Discretionary Provisions.

6.2.1 Options — Resignation or Dismissal. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if the Participant’s employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the “Severance Date”) other than due to Retirement, Total Disability or death, or “for cause” (as determined in the sole discretion of the Committee), the Participant will have until the date which is three (3) months after the Severance Date to exercise an Option to the extent that it is vested on the Severance Date. In the case of a termination by the Company “for cause,” the Option will terminate on the Severance Date (whether or not vested). In all cases, the Option, to the extent not vested on the Severance Date, will terminate.

6.2.2 Options — Death or Disability. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if the Participant’s employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, the Participant’s Personal Representative or the Participant’s Beneficiary, as the case may be, will have until the date which is twelve (12) months after the Severance Date to exercise an Option to the extent that it is vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

6.2.3 Options — Retirement. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.3, if the Participant’s employment by (or specified service to) the Company terminates as a result of Retirement, the Participant will have until the date which is twelve (12) months after the Severance Date to exercise an Option to the extent that it is vested on the Severance Date. The Option, to the extent not vested on the Severance Date, will terminate.

6.2.4 Certain SARs. Any SAR granted concurrently or in tandem with an Option will have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

6.2.5 Other Awards. The Committee will establish in respect of each other Award granted hereunder the Participant’s rights and benefits (if any) if the Participant’s employment is terminated and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

6.2.6 Events Not Deemed a Termination of Employment. Unless Company policy or the Committee otherwise provides, a Participant’s employment relationship with the Company shall not be considered terminated solely due to any sick leave, military leave, or any other leave of absence, authorized by the Company or the Committee. Any Award held by any Eligible Person on approved leave of absence shall continue to vest, unless the Committee or Company otherwise provides in connection with the Award, the particular leave or by Company policy. In no event shall an Option be exercised or other Award vest or become payable after the expiration of its term set forth in the Award Agreement or the termination of the Award in accordance with Section 6.3.

6.2.7 Effect of Change of Subsidiary Status. For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

6.2.8 Committee Discretion. Notwithstanding the foregoing provisions of this Section 6.2, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant’s Award available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

     6.3 Adjustments; Acceleration.

6.3.1 Adjustments. Subject to Section 6.3.5, upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution (“spin-off”) in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety (“asset sale”); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a) in any of such events, proportionately adjust any or all of (a) the number and type of shares of Common Stock or the number and type of other securities that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) the performance standards applicable to any outstanding Awards, or

(b) in the case of a recapitalization, reclassification, merger, consolidation, combination, or other reorganization, spin-off or asset sale, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

In this context, the Committee may not make adjustments that would disqualify Options as Incentive Stock Options without the written consent of holders of the Incentive Stock Options materially adversely affected thereby.

In any of such events, the Committee may take such action prior to such event to the extent the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

6.3.2 Acceleration of Awards Upon Change in Control. Subject to Section 6.3.5 and unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards will not accelerate or determines that only certain or limited benefits under any or all Awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon (or, as may be necessary to effectuate the purposes of the acceleration, immediately prior to) the occurrence of a Change in Control Event:

(a) each Option and Stock Appreciation Right will become immediately vested and exercisable,

(b) Restricted Stock will immediately vest free of restrictions, and

(c) each Performance Share Award will become payable to the Participant.

The Committee may override the limitations on acceleration in this Section 6.3.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances otherwise require, may be deemed by the Committee to occur (subject to Sections 6.3.4 through 6.3.6 ) not greater than 30 days before or only upon the consummation of the event.

6.3.3 Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan is not exercised prior to (a) a dissolution of the Corporation, (b) an event described in Section 6.3.1 that the Corporation does not survive, or (c) the consummation of an event described in Section 6.3.1 involving a Change in Control Event approved by the Board, the Option or right shall terminate if the Committee has expressly provided through a plan of reorganization or otherwise for the substitution, assumption, exchange or other settlement of the Option or right. If the exercisability of the Option or right has been timely accelerated in any of the circumstances in (a) through (c) above (or would have been accelerated but for Section 6.3.6) but is not exercised and no provision has been made for a substitution, assumption, exchange or other settlement, the Option or other right shall terminate upon the occurrence of the event.

6.3.4 Possible Rescission of Acceleration. If the vesting or payment of an Award has been accelerated in anticipation of an event and the Committee later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unpaid Awards.

6.3.5 Pooling Exception. Any discretion with respect to the events addressed in this Section 6.3, including any acceleration of vesting or payments, shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

6.3.6 Golden Parachute Limitations. Unless otherwise specified in an Award Agreement or otherwise by the Committee in the specific case, no Award will be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code.

     6.4 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

     6.5 Tax Withholding.

6.5.1 Provision for Tax Withholding Offset. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to:

(a) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment;

(b) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment;

(c) reduce the number of shares of Common Stock to be delivered (or otherwise reacquired) by the appropriate number of shares of Common Stock, valued at their then Fair Market Value, to satisfy such withholding obligation.

The Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation utilize the withholding offset under clause (c) above.

6.5.2 Tax Loans. If so provided in the Award Agreement or otherwise authorized by the Committee, the Corporation may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5.1. Such a loan will be for a term not greater than nine months and at a rate of interest and pursuant to such other terms and conditions as the Corporation, under applicable law, may establish. Such a loan need not otherwise comply with the provisions of Section 2.2.3.

     6.6 Plan Amendment, Termination and Suspension.

6.6.1 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part, provided that any amendment increasing the number of shares authorized under this Plan (except as a result of a change made in accordance with Section 6.3) or materially increasing the benefits that may be granted under this Plan shall be subject to shareholder approval. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

6.6.2 Shareholder Approval. Any amendment to this Plan shall be subject to shareholder approval only to the extent required under Section 6.6.1 or then required under Section 422 or 424 of the Code or any other applicable law, or only to the extent deemed necessary or advisable by the Board.

6.6.3 Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution (a) may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (b) may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant’s rights and benefits under an Award; provided that changes contemplated by Section 6.3 or Section 6.6.5 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.6.4 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.3 or Section 6.6.5 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.6.5 Accounting Changes. Notwithstanding the foregoing provisions of Section 6.6.3 or Section 6.6.4, if the accounting treatment under generally accepted accounting principles of any Awards granted hereunder would be materially more adverse to the Company than anticipated at the time of approval of this Plan or the Awards (including, without limitation, if any Award(s) would render pooling accounting unavailable to the Company with respect to any transaction that would, in the absence of such Award(s), be accounted for as a pooling of interests transaction) because of a change in those principles or the interpretation or application thereof by the Corporation’s independent accountants, the Committee may, in the exercise of its discretion and without the consent of the Participant, amend the terms of such Awards to the extent the Committee deems necessary to eliminate such effect.

     6.7 Privileges of Stock Ownership; Voting Rights on Shares. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     6.8 Effective Date of the Plan. This Plan is effective upon its approval by the Board (the “Effective Date”), subject to approval by the shareholders of the Corporation within twelve months after the date of such Board approval.

     6.9 Term of the Plan. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth (10th) anniversary of the Effective Date (the “Termination Date”) and no Awards may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

     6.10 Governing Law/Construction/Severability.

6.10.1 Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with, the laws of the state of Delaware.

6.10.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect provided that the essential economic terms of this Plan and any Award can still be enforced.

6.10.3 Plan Construction. This Plan shall be interpreted consistent with the intentions of the Corporation set forth below.

(a) Rule 16b-3. It is the intent of the Corporation that transactions involving the Awards under this Plan, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfy to the extent feasible the requirements for applicable exemptions from Section 16(b) of the Exchange Act so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder.

(b) Section 162(m). It is the further intent of the Company that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and Performance-Based Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation under Section 162(m) to the extent that the Committee authorizing the Award (or the payment thereof, as the case may be) satisfies the administrative requirements thereof.

     6.11 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     6.12 Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority

     6.13 No Restriction on Corporate Powers. The existence of this Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation’s capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Corporation’s capital stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     6.14 Effect on Other Benefits. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country or state and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Corporation or a Subsidiary, unless expressly so provided by such other plan or arrangements. Awards under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any other Corporation or Subsidiary plan.

7. Definitions.

“Award” means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, performance share award, dividend equivalent or deferred payment right or other right or security that would constitute a “derivative security” under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any writing setting forth the terms of an Award that has been authorized by the Committee.

“Award Date” means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the grant of the Award.

“Beneficiary” means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

“Board” means the Board of Directors of the Corporation.

“Change in Control Event” means any of the following:

(a) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

(b) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation’s business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates (a “Business Combination”), unless (A) as a result of the Business Combination at least 50% of the outstanding voting securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the “Successor Entity”) immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders of the Corporation immediately before the Business Combination; and (B) no Person (excluding the Successor Entity or an Excluded Person) beneficially owns (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the outstanding shares of the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for the Business Combination;

(c) Any Person other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of an acquisition directly from the Company; or

(d) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the Securities and Exchange Commission.

“Committee” means the Board or any one or more committees of director(s) appointed by the Board to administer this Plan with respect to the Awards within the scope of authority delegated by the Board. At least one committee will be comprised only of two or more directors, each of whom, in respect of any decision involving both (a) a Participant affected by the decision who is or may be subject to Section 162(m), and (b) compensation intended as performance-based compensation within the meaning of Section 162(m), will be Disinterested; in acting on any transaction with or for the benefit of a Section 16 Person, the participating members of such Committee also shall be Non-Employee Directors within the meaning of Rule 16b-3.

“Common Stock” means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.3 of this Plan.

“Company” means, collectively, the Corporation and its Subsidiaries.

“Corporation” means ARV Assisted Living, Inc., a Delaware corporation, and its successors.

“Disinterested” means a director who is an “outside director” within the meaning of Section 162(m) and any applicable legal or regulatory requirements.

“Eligible Employee” means an officer (whether or not a director) or employee of the Company.

“Eligible Person” means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Excluded Person” means (a) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (b) any person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 25% of the outstanding shares of Common

Stock on the Effective Date of this Plan (or any affiliate, successor or related party of or to any such person), (c) the Company, or (d) an employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity.

“Fair Market Value” on any date means

(a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

(b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

(c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

(d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

“Incentive Stock Option” means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

“1995 Plan” means The 1995 Stock Option and Incentive Plan of ARV Assisted Living, Inc.

“1999 Plan” means The 1999 Stock Option and Incentive Plan of ARV Assisted Living, Inc.

“Nonqualified Stock Option” means an Option that is designated as a Nonqualified Stock Option (an Option not qualified as an incentive stock option under Section 422 of the Code) and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

“Non-Employee Director” means a member of the Board who is not an officer or employee of the Company.

“Option” means an option to purchase shares of Common Stock granted under this Plan. The Committee will designate any Option granted to an employee of the Company as a Nonqualified Stock Option or an Incentive Stock Option.

“Other Eligible Person” means any individual consultant or advisor or agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company or any Non-Employee Director, and who (to the extent provided in the next sentence) is selected to participate in this Plan by the Committee. A person who is neither an employee or officer of the Company, nor a Non-Employee Director, who provides bona fide services to the Company may be selected as an Other Eligible Person only if such person’s participation in this Plan would not adversely affect (a) the Corporation’s eligibility to use Form S-8 to register under the Securities Act the offering of shares issuable under this Plan by the Corporation, or (b) the Corporation’s compliance with any other applicable laws.

“Participant” means an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director who has received an Option under Section 8 of this Plan.

“Performance Share Award” means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

“Person” has the meaning given to such term for purposes of Sections 13(d) and 14(d) of the Exchange Act.

“Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

“Plan” means The 2002 Stock Option and Incentive Plan of ARV Assisted Living, Inc., as set forth herein and as it may hereafter be amended from time to time.

“Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

“Retirement” means retirement from active service as an employee or officer of the Company on or after attaining (a) age 60 with ten or more years of employment with the Company, or (b) age 65.

“Rule 16b-3” means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

“Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

“Stock Bonus” means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

“Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

“Total Disability” means a “total and permanent disability” within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Committee may include.

8. Non-Employee Director Options.

     8.1 Participation.. Awards under this Section 8 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto. Notwithstanding anything else herein to the contrary, Options shall be granted under Section 8.2 only during the term of this Plan. No stock option shall be granted to any Non-Employee Director under Section 8 of the 1999 Plan on or after the date that this Plan is approved by stockholders, and the 1999 Plan is hereby so amended.

     8.2 Annual Options Grants.

8.2.1 Non-Employee Directors.

(a) Unless the Committee otherwise provides, on or after the date of approval of this Plan by the shareholders of the Corporation, if any person who is not then an officer or employee of the Company becomes a member of the Board, such person will automatically be granted (without any action by the Board or Committee) a Nonqualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 10,000 shares of Common Stock.

(b) Unless the Committee otherwise provides, immediately following each annual shareholders meeting during the term of this Plan commencing with the Corporation’s 2002 annual meeting of shareholders, there shall annually be granted automatically (without any action by the Board or Committee) a Nonqualified Stock Option (the Award Date of which shall be the date of such annual shareholders meeting) to each Non-Employee Director then continuing in office who has then been in office for at least four months to purchase 10,000 shares of Common Stock.

8.2.2 Maximum Number of Shares. Grants under Section 8.2.1 that would otherwise exceed the maximum number of shares under Section 1.4.1 shall be prorated within such limitation. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under Section 8.2.1(b) every calendar year.

     8.3 Option Price. The purchase price per share of Common Stock covered by each Option granted pursuant to Section 8.2 will be 100% of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under Section 8.2 will be paid in full at the time of each purchase (a) in cash or by check, or (b) in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or (c) partly in such shares and partly in cash; provided that any shares used in payment that were initially acquired upon exercise of an Option or otherwise from the Corporation must have been owned by the Participant for at least six months prior to the date of delivery.

     8.4 Option Period and Exercisability. Unless the Committee provides otherwise, each Option granted under Section 8.2 and all rights or obligations thereunder shall expire on the day before the tenth (10th) anniversary of the applicable Award Date and shall be subject to earlier termination as provided below or in Section 8.6. Each Option granted under Section 8.2 shall become fully vested on the sixth anniversary of the applicable Award Date; provided, however, that if the Company achieves positive cash flow and positive operating income for two consecutive fiscal quarters (as reasonably determined by the Board on a consolidated basis and based on the Company’s financial statements prepared in accordance with United States generally accepted accounting principles for those quarters) during the fifteen (15) fiscal quarters following the fiscal quarter in which the applicable Award Date occurs, then the Option shall vest as to one-third of the shares subject thereto on the first day of the calendar quarter immediately following such two consecutive calendar quarters (the “First Vesting Date”), and an additional one-third of the shares subject to the Option shall vest on each of the first and second annual anniversaries of the First Vesting Date, provided, in each case, that the Option holder is a member of the Board on the applicable vesting date.

     8.5 Termination of Directorship. If a Non-Employee Director’s services as a member of the Board terminate for any reason including, but not limited to, the Non-Employee Director’s death or Total Disability, such termination shall have the following effect on an Option granted under Section 8.2: (a) the Option to the extent not vested shall terminate on the date of such termination, and (b) the Option, to the extent vested on the date of such termination, shall remain exercisable for one (1) year after the date of such termination or until the expiration of the stated term of the Option, whichever first occurs.

     8.6 Adjustment; Accelerations; Terminations. Options granted under section 8.2 will be subject to adjustments, accelerations and terminations as provided in Section 6.3, but only to the extent that in the case of a Change in Control Event such effect and any Board or Committee action in respect thereof is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Corporation or is otherwise consistent with the effect on Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the underlying shares with the effect on shareholders generally).

     8.7 Acceleration Upon a Change in Control Event. Upon the occurrence of a Change in Control Event and acceleration of Options generally (to the extent Options other than those granted under Section 8.2 are outstanding at that time) under Section 6.3.2, each Option granted under Section 8.2 will become immediately vested and exercisable.

     8.8 Amendments. Options granted under Section 8.2 may be amended by the Board in any manner permitted under this Plan in respect of Options granted to Eligible Persons generally. Without limiting the Board’s amendment authority under Section 6.6, the Board may amend the grant levels and or vesting schedules set forth in this Section 8 on a prospective basis and any such amendment shall not require stockholder approval unless stockholder approval is otherwise required by law or deemed necessary or advisable by the Board.

EXHIBIT A

THE 2002 STOCK OPTION AND INCENTIVE PLAN
OF
ARV ASSISTED LIVING, INC.
DIRECTOR STOCK OPTION AGREEMENT

     THIS DIRECTOR STOCK OPTION AGREEMENT (this “Option Agreement”) dated _______________ by and between ARV ASSISTED LIVING, INC., a Delaware corporation (the “Corporation”), and ___________________(the “Director”) evidences the nonqualified stock option (the “Option”) granted by the Corporation to the Director pursuant to Section 8.2 of The 2002 Stock Option and Incentive Plan of ARV Assisted Living, Inc. (the “Plan”) as to the number of shares of the Corporation’s Common Stock first set forth below.

Number of Shares of Common Stock:[1]	[10,000]
Exercise Price per Share:[2]	$____________
Award Date:[1]	_____________
Expiration Date:[2]	_____________

     The Option has been granted to the Director in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Director. The Option is not and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code. Capitalized terms are defined in the Plan if not defined herein.

1. Vesting; Limits on Exercise.

     The Option cannot be exercised until it vests and becomes exercisable. Unless the Committee otherwise provides, the Option will not vest or become exercisable in any circumstances prior to the date that is six months after the Award Date. Thereafter, the Option will become vested, subject to adjustments, as set forth in Section 8.4 of the Plan.

•	Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Director has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

[1] Subject to adjustment under Section 6.3 of the Plan.

[2] Subject to early termination under Section 6.2 or 6.3 of the Plan.

•	Minimum Exercise. No fewer than 1001 shares of Common Stock may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

2. Service; Continuance of Service Required; No Service Commitment.

     The Director agrees to serve as a member of the Board in accordance with the Corporation’s Articles of Incorporation, bylaws, and applicable law.

     The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Partial service, even if substantial, during any vesting period will not entitle the Director to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of services as provided in Section 4 below or under the Plan.

     Nothing contained in this Option Agreement or the Plan constitutes a continued service commitment by the Company.

3. Method of Exercise of Option.

     The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option and accompanied by:

•	delivery of an executed Exercise Agreement in substantially the form attached hereto as Appendix I or such other form as from time to time may be required by the Committee (the “Exercise Agreement”);

•	payment in full for the Exercise Price of the shares to be purchased in the manner specified in Section 8.3 of the Plan; and

•	any written statements or agreements required pursuant to Section 6.4 of the Plan.

4. Early Termination of Option.

     The Option, to the extent not previously exercised, and all other rights hereunder, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

•	the Director’s termination of services as provided in Section 8.5 of the Plan, or

•	the termination of the Option pursuant to Section 8.6 of the Plan.

5. Non-Transferability.

     The Option and any other rights of the Director under this Option Agreement or the Plan are nontransferable and exercisable only by the Director, except as set forth in Section 1.8 of the Plan.

7. Notices.

     Any notice to be given under the terms of this Option Agreement or the Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Director at the address given beneath the Director’s signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Director is no longer a member of the Board, shall be deemed to have been duly given by the Corporation when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

8. Plan.

     The Option and all rights of the Director under this Option Agreement are subject to, and the Director agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Director acknowledges receipt of a copy of the Plan and agrees to be bound by the terms thereof. The Director acknowledges reading and understanding the Plan. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Director unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

9. Entire Agreement.

     This Option Agreement (together with the form of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreement may be amended pursuant to Section 8.8 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Director hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

10. Governing Law. This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

“DIRECTOR”	ARV ASSISTED LIVING, INC
a Delaware corporation
____________________________________
Signature
By:__________________________________________
____________________________________
Print Name	Print Name:____________________________________

____________________________________	Title:_________________________________________
Address

____________________________________
City, State, Zip Code

CONSENT OF SPOUSE

     In consideration of the Corporation’s execution of this Option Agreement, the undersigned spouse of the Director agrees to be bound by all of the terms and provisions hereof and of the Plan.

____________________________________	___________________________________
Signature of Spouse	Date

EXHIBIT A

APPENDIX I

THE 2002 STOCK OPTION AND INCENTIVE PLAN
OF
ARV ASSISTED LIVING, INC.
OPTION EXERCISE AGREEMENT

     The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Director Stock Option Agreement dated as of ________________________(the “Option Agreement”) under The 2002 Stock Option and Incentive Plan of ARV Assisted Living, Inc. (the “Plan”), as follows:

•	the Purchaser hereby irrevocably elects to purchase ________________________shares of Common Stock (the “Shares”) of ARV Assisted Living, Inc. (the “Corporation”), and

•	such purchase shall be at the price of $__________________________per share, for an aggregate amount of $__________________________.

     Capitalized terms are defined in the Plan if not defined herein.

     Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to: ________________________________________________________________________________________________________.

     Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement, both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein and the current Plan Prospectus and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them.

ACCEPTED BY:

“PURCHASER”	ARV ASSISTED LIVING, INC
a Delaware corporation
____________________________________
Signature
By:__________________________________________
____________________________________
Print Name	Print Name:____________________________________

____________________________________	Title:_________________________________________
Address
(To be completed by the corporation after the price, value (if applicable), and receipt of funds is verified.)
____________________________________
City, State, Zip Code

PROXY	Please mark votes as in this example	☒
ARV ASSISTED LIVING, INC.

Annual Meeting of Stockholders June 11, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of ARV Assisted Living, Inc. does hereby nominate, constitute and appoint Douglas M. Pasquale and Abdo H. Khoury or either of them, the true and lawful proxies, agents and attorneys of the undersigned, with full power of substitution, to vote for the undersigned all of the common stock of said corporation standing in the name of the undersigned on its books at the close of business on April 22, 2002 at the Annual Meeting of Stockholders to be held at the Airport Hilton, 18800 MacArthur Blvd., Irvine, California, 92715, on Tuesday, June 11, 2002 or at any adjournment thereof, with all of the powers which would be possessed by the undersigned if personally present as follows:

1.	Elect members of the Board of Directors of ARV Assisted Living, Inc. Class B Director (to serve until the 2005 annual meeting of stockholders);

FOR NOMINEES    ☐                    ☐    WITHHOLD AUTHORITY to vote for nominees

David P. Collins                John A. Moore

(Instruction: To WITHHOLD AUTHORITY to vote for any individual nominees, draw a line through (or otherwise strike out) the nominee’s name in the list above.)

2.	Approve the 2002 Stock Option and Incentive Plan of ARV Assisted Living, Inc.

FOR    ☐                        AGAINST    ☐                        ABSTAIN    ☐

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof (such postponement or adjournment may be for the purpose of soliciting more votes to approve a proposal).

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

     Mark here to address change and note below    ☐

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated April 22, 2002 and the Proxy Statement furnished therewith.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Date:

Signature(s):

NOTE: Please sign name exactly as your name (or names) appear on the stock certificate. When signing as attorney, executor, administrator, trustee or guardian please give full title. If more than one trustee, all should sign. All joint owners must sign.